Exhibit 10.4
CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
AMONG
QUANTUM RESOURCES A1, LP,
QUANTUM RESOURCES B, LP,
QUANTUM RESOURCES C, LP,
QAB CARRIED WI, LP,
QAC CARRIED WI, LP,
BLACK DIAMOND RESOURCES, LLC
QRE GP, LLC,
QR ENERGY, LP,
AND
QRE OPERATING, LLC

TABLE OF CONTENTS

ARTICLE I Definitions	5
ARTICLE II Contributions, Acknowledgments and Distributions	7
2.01 Contribution of the MLP Assets by QRA	7
2.02 Contribution of the MLP Assets by QRB	8
2.03 Contribution of the MLP Assets by QRC	8
2.04 Contribution of the MLP Assets by QAB	9
2.05 Contribution of the MLP Assets by QAC	9
2.06 Contribution of the MLP Assets by Black Diamond	10
2.07 Public Cash Contribution	10
2.08 Distribution by the Partnership of the Credit Facility Borrowings	10
2.09 Payment of Expenses by the Partnership; Cash Distribution by the Partnership to the Property Contributors	11
2.10 Contribution of the MLP Assets by the Partnership to QR Operating	11
2.11 Direct Contribution of MLP Assets	11
ARTICLE III Additional Transactions	11
3.01 Purchase of Additional Common Units	11
3.02 Issuance of Additional Common Units to QRA	11
3.03 Issuance of Additional Common Units to QRB	12
3.04 Issuance of Additional Common Units to QRC	12
3.05 Issuance of Additional Common Units to QAB	12
3.06 Issuance of Additional Common Units to QAC	13
3.07 Issuance of Additional Common Units to Black Diamond	13
ARTICLE IV Title Matters	13
4.01 Encumbrances	13
4.02 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws	14
ARTICLE V Further Assurances	15
5.01 Further Assurances	15
5.02 Other Assurances	15
ARTICLE VI Representations and warranties	16
6.01 Representations and Warranties of All Parties	16
ARTICLE VII Miscellaneous	18
7.01 Notices	18
7.02 Order of Completion of Transactions	18
7.03 Costs	18
7.04 Headings; References; Interpretation	19
7.05 Successors and Assigns	19
7.06 No Third Party Rights	19
7.07 Counterparts	19
7.08 Governing Law	19
7.09 Severability	19
7.10 Amendment or Modification	20
7.11 Integration	20

EXHIBITS
Exhibit A Form of Assignment and Bill of Sale and Release of NPI
Exhibit B Form of Assignment and Bill of Sale and Release of NPI (Cowden Field)
Exhibit C Form of Overriding Royalty Interest Conveyance

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     This Contribution, Conveyance and Assumption Agreement (this “Agreement”), dated as of December 22, 2010, is entered into by and among Quantum Resources A1, LP, a Delaware limited partnership (“QRA”); Quantum Resources B, LP, a Delaware limited partnership (“QRB”); Quantum Resources C, LP, a Delaware limited partnership (“QRC,” and together with QRB, the “NPI Owners”); QAB Carried WI, LP, a Delaware limited partnership (“QAB”); QAC Carried WI, LP, a Delaware limited partnership (“QAC”); Black Diamond Resources, LLC, a Delaware limited liability company (“Black Diamond,” and, together with QRA, QRB, QRC, QAB, and QAC, the “Property Contributors”); QRE GP, LLC (the “General Partner”), a Delaware limited liability company; QR Energy, LP (the “Partnership”), a Delaware limited partnership; and QRE Operating, LLC (“QR Operating”), a Delaware limited liability company. The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meaning assigned to such terms in Article I.
RECITALS:
     WHEREAS, The Quantum Aspect Partnership, LP, a Delaware limited partnership (“QAP”), is the general partner of QRA, QRB and QRC; and
     WHEREAS, the General Partner and QAP formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) to engage in any lawful activity for which limited partnerships may be organized under the Delaware LP Act; and
     WHEREAS, to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:
1.	QR Holdings (QRE), LLC, a Texas limited liability company, and QR Energy Holdings, LLC, a Texas limited liability company (collectively, the “GP Members”), formed the General Partner pursuant to the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $500 and $500, respectively, in exchange for fifty percent (50%) and fifty percent (50%), respectively, of the membership interests in the General Partner;

2.	the General Partner and QAP formed the Partnership pursuant to the Delaware LP Act, and the General Partnership contributed $1 to the Partnership in exchange for a 0.1% general partner interest in the Partnership, and QAP contributed $999 to the Partnership in exchange for a 99.9% limited partner interest in the Partnership;

3.	the Partnership formed QR Operating pursuant to the Delaware LLC Act and contributed $1,000 to QR Operating in exchange for all of the membership interests in QR Operating; and

     WHEREAS, the NPI Owners own net profits interests that burden, among other properties, the MLP Assets;
     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:
1.	the GP Members will contribute $714,580 (the “GP Contribution”), in the aggregate, to the General Partner in exchange for additional membership interests in the General Partner; and

2.	the General Partner will contribute the GP Contribution to the Partnership in exchange for a continuation of its prior 0.1% general partner interest in the Partnership, represented by 35,729 general partner units;

3.	QRA will contribute certain of the MLP Assets to the Partnership in exchange for (i) 6,533,194 subordinated units representing a limited partner interest in the Partnership, (ii) 10,329,092 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $274,278,600, (iv) the Partnership’s and QR Operating’s assumption of $185,981,551.04 of QRA’s existing indebtedness, and the Partnership’s and QR Operating’s agreement to pay such indebtedness immediately following QRA’s contribution of its MLP Assets to the Partnership in exchange for a release of the lien on such MLP Assets securing such indebtedness, and (v) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRA’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QRA’s Property Contributor Percentage;

4.	QRB will release the MLP Assets from the burden of its net profits interests in exchange for (i) 117,825 subordinated units representing a limited partner interest in the Partnership, (ii) 186,283 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $4,946,550, and (iv) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRB’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the

Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QRB’s Property Contributor Percentage;
5.	QRC will release the MLP Assets from the burden of its net profits interests in exchange for (i) 209,150 subordinated units representing a limited partner interest in the Partnership, (ii) 330,670 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $8,780,604, (iv) the Partnership’s and QR Operating’s assumption of $6,075,407.98 of existing indebtedness of QRFC, LP (“QRFC”), and the Partnership’s and QR Operating’s agreement to pay such indebtedness immediately following QRC’s contribution of its MLP Assets to the Partnership in exchange for a release of the lien on such MLP Assets securing such indebtedness and (v) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRC’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QRC’s Property Contributor Percentage;

6.	QAB will contribute certain of the MLP Assets to the Partnership in exchange for (i) 2,405 subordinated units representing a limited partner interest in the Partnership, (ii) 3,802 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $100,950, and (iv) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QAB’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QAB’s Property Contributor Percentage;

7.	QAC will contribute certain of the MLP Assets to the Partnership in exchange for (i) 4,268 subordinated units representing a limited partner interest in the Partnership, (ii) 6,748 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $179,196, and (iv) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment

Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QAC’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QAC’s Property Contributor Percentage;
8.	Black Diamond will contribute certain of the MLP Assets to the Partnership in exchange for (i) 279,024 subordinated units representing a limited partner interest in the Partnership, (ii) 441,142 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $11,714,100 (iv) the Partnership’s and QR Operating’s assumption of $7,943,040.97 of Black Diamond’s existing indebtedness, and the Partnership’s and QR Operating’s agreement to pay such indebtedness immediately following Black Diamond’s contribution of its MLP Assets to the Partnership in exchange for a release of the lien on such MLP Assets securing such indebtedness, and (v) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) Black Diamond’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) Black Diamond’s Property Contributor Percentage;

9.	in connection with the Partnership’s initial public offering of common units (the “Offering”), the public, through the Underwriters (as defined herein), will purchase from the Partnership for $300,000,000 in cash, less the Underwriters’ discount and commission of $1.30 per common unit, or $19,500,000 in the aggregate, and a structuring fee of $750,000, 15,000,000 common units representing a limited partner interest in the Partnership;

10.	QR Operating will enter into the Credit Agreement (as defined herein) and borrow $225 million (the “Credit Facility Borrowings”), the proceeds of which will be used to pay (i) the indebtedness of QRA assumed by the Partnership and QR Operating, (ii) the indebtedness of QRFC assumed by the Partnership and QR Operating and (iii) the indebtedness of Black Diamond assumed by the Partnership and QR Operating, and the balance will be distributed to the Property Contributors in accordance with the Property Contributor Cash Distributions;

11.	the Partnership will use the proceeds from the Offering to pay (i) transaction expenses, which are estimated to be $4,750,000 (exclusive of the Underwriters’ discount and commission and the structuring fee) and (ii) distributions to the Property Contributors in accordance with the cash distributions described in steps 2 through 7 above (the “Property Contributor Cash Distributions”);

12.	the Partnership will contribute the MLP Assets to QR Operating in exchange for the continuation of its membership interest in QR Operating; and

13.	for purposes of convenience and recording, the Partnership will direct the Property Contributors to directly transfer the MLP Assets to QR Operating pursuant to the terms of the Assignment Documents (as defined herein).
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     “Agreement” has the meaning assigned to such term in the preamble.
     “Assignment Documents” means collectively the form of Assignment and Bill of Sale and Release of NPI, the form of Assignment and Bill of Sale and Release of NPI (Cowden Field), and the form of Overriding Royalty Interest Conveyance attached hereto as Exhibits A, B and C, respectively.
     “Black Diamond” has the meaning assigned to such term in the preamble.
     “Commission” means the United States Securities and Exchange Commission.
     “Credit Agreement” means the Credit Agreement, dated as of December 22, 2010, by and among Wells Fargo Bank, National Association, as Administrative Agent and JPMorgan Chase Bank, National Association, as Syndication Agent, and the lenders party thereto on the one hand, and the Partnership and QR Operating, on the other hand.
     “Credit Facility Borrowings” has the meaning assigned to such term in the recitals.
     “Delaware LLC Act” has the meaning assigned to such term in the recitals.
     “Delaware LP Act” has the meaning assigned to such term in the recitals.
     “General Partner” has the meaning assigned to such term in the preamble.
     “Governmental Authority” means the United States, any foreign county, state, county, city or other incorporated or unincorporated political subdivision, agency or instrumentality thereof.

     “GP Contribution” has the meaning assigned to such term in the recitals.
     “GP Members” has the meaning assigned to such term in the recitals.
     “MLP Assets” means, collectively, all of the assets described in the Assignment Documents.
     “NPI Owners” has the meaning assigned to such term in the preamble.
     “Offering” has the meaning assigned to such term in the recitals.
     “Option Closing Date” has the meaning assigned to such term in the Underwriting Agreement.
     “Over-Allotment Option” has the meaning assigned to such term in the Underwriting Agreement.
     “Partnership” has the meaning assigned to such term in the preamble.
     “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 22, 2010.
     “Party” and “Parties” have the meanings assigned to such terms in the preamble.
     “Property Contributor Cash Distributions” has the meaning assigned to such term in the recitals.
     “Property Contributors” has the meaning assigned to such term in the preamble.
     “Property Contributor Percentage” means (i) with respect to QRA, 91.4262%, (ii) with respect to QRB, 1.64885%, (iii) with respect to QRC, 2.926868%, (iv) with respect to Black Diamond, 3.9047%, (v) with respect to QAB, 0.03365% and (vi) with respect to QAC, 0.059732%.
     “QAB” has the meaning assigned to such term in the preamble.
     “QAC” has the meaning assigned to such term in the preamble.
     “QAP” has the meaning assigned to such term in the recitals.
     “QRA” has the meaning assigned to such term in the preamble.
     “QRB” has the meaning assigned to such term in the preamble.
     “QRC” has the meaning assigned to such term in the preamble.
     “QRFC” has the meaning assigned to such term in the recitals.

     “QR Operating” has the meaning assigned to such term in the preamble.
     “Registration Statement” the Registration Statement on Form S-1 filed with the Commission on September 30, 2010 (Registration No. 333-169664), as amended and effective on the date hereof.
     “Transaction Documents” means those documents and instruments to be delivered hereunder by one or more Parties.
     “Underwriters” means Wells Fargo Securities, LLC; J.P. Morgan Securities LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Robert W. Baird & Co. Incorporated; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Oppenheimer & Co. Inc.; and Stifel, Nicolaus & Company, LLC.
     “Underwriting Agreement” means the underwriting agreement, dated as of December 16, 2010, by and among the Partnership, the General Partner and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc. and RBC Capital Markets Corporation as representatives of the several Underwriters.
ARTICLE II
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS
2.01 Contribution of the MLP Assets by QRA.
     QRA hereby agrees to contribute, assign, transfer, set over and deliver to the Partnership, for its own use forever, all of its right, title and interest to and in the MLP Assets, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for (i) 6,533,194 subordinated units representing a limited partner interest in the Partnership, (ii) 10,329,092 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $274,278,600, (iv) the Partnership’s and QR Operating’s assumption of $185,981,551.04 of QRA’s existing indebtedness, and the Partnership and QR Operating do hereby assume such indebtedness and agree to pay such indebtedness immediately following QRA’s contribution of its MLP Assets to the Partnership in exchange for a release of the lien on such MLP Assets securing such indebtedness, provided that the Partnership’s and QR Operating’s assumption of such indebtedness shall not affect the obligations of QRA to its lenders; QRA shall remain fully liable to such lenders for such indebtedness and QRA shall deal with such lenders as if such assumption had not occurred (however, between QRA, on the one hand, and the Partnership and QR Operating, on the other, the Partnership and QR Operating shall be deemed the obligor with respect to such indebtedness), and (v) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRA’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to

(x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QRA’s Property Contributor Percentage.
2.02 Contribution of the MLP Assets by QRB.
     QRB hereby agrees to release its net profits interests insofar and only insofar as the same burden the MLP Assets, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for (i) 117,825 subordinated units representing a limited partner interest in the Partnership, (ii) 186,283 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $4,946,550, and (iv) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRB’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QRB’s Property Contributor Percentage.
2.03 Contribution of the MLP Assets by QRC.
     QRC hereby agrees to release its net profits interests insofar and only insofar as the same burden the MLP Assets, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for (i) 209,150 subordinated units representing a limited partner interest in the Partnership, (ii) 330,670 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $8,780,604, (iv) the Partnership’s and QR Operating’s assumption of $6,075,407.98 of QRFC’s existing indebtedness, and the Partnership and QR Operating do hereby assume such indebtedness and agree to pay such indebtedness immediately following QRC’s contribution of its MLP Assets to the Partnership in exchange for a release of the lien on such MLP Assets securing such indebtedness, provided that the Partnership’s and QR Operating’s assumption of such indebtedness shall not affect the obligations of QRFC to its lenders; and QAC, acting on behalf of QRFC in its capacity as general partner of QRFC, shall cause QRFC to remain fully liable to such lenders for such indebtedness and deal with such lenders as if such assumption had not occurred (however, between QRFC, on the one hand, and the Partnership and QR Operating, on the other, the Partnership and QR Operating shall be deemed the obligor with respect to such indebtedness), and (v) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRC’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QRC’s Property Contributor Percentage.
2.04 Contribution of the MLP Assets by QAB.
     QAB hereby agrees to contribute, assign, transfer, set over and deliver to the Partnership, for its own use forever, all of its right, title and interest to and in the MLP Assets, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for (i) 2,405 subordinated units representing a limited partner interest in the Partnership, (ii) 3,802 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $100,950, and (iv) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QAB’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QAB’s Property Contributor Percentage.
2.05 Contribution of the MLP Assets by QAC.
     QAC hereby agrees to contribute, assign, transfer, set over and deliver to the Partnership, for its own use forever, all of its right, title and interest to and in the MLP Assets, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for (i) 4,268 subordinated units representing a limited partner interest in the Partnership, (ii) 6,748 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $179,196, and (iv) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QAC’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QAC’s Property Contributor Percentage.

2.06 Contribution of the MLP Assets by Black Diamond.
     Black Diamond hereby agrees to contribute, assign, transfer, set over and deliver to the Partnership, for its own use forever, all of its right, title and interest to and in the MLP Assets, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for (i) 279,024 subordinated units representing a limited partner interest in the Partnership, (ii) 441,142 common units representing a limited partner interest in the Partnership, (iii) the right to receive a distribution of $11,714,100 (iv) the Partnership’s and QR Operating’s assumption of $7,943,040.97 of Black Diamond’s existing indebtedness and the Partnership and QR Operating do hereby assume such indebtedness and agree to pay such indebtedness immediately following Black Diamond’s contribution of its MLP Assets to the Partnership in exchange for a release of the lien on such MLP Assets securing such indebtedness, provided that the Partnership’s and QR Operating’s assumption of such indebtedness shall not affect the obligations of Black Diamond to its lenders; Black Diamond shall remain fully liable to such lenders for such indebtedness and Black Diamond shall deal with such lenders as if such assumption had not occurred (however, between Black Diamond, on the one hand, and the Partnership and QR Operating, on the other, the Partnership and QR Operating shall be deemed the obligor with respect to such indebtedness), and (v) the right to receive, upon the earlier to occur of the expiration of the Over-Allotment Option period or the Option Closing Date, (A) the number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) Black Diamond’s Property Contributor Percentage, and (B) a reimbursement for pre-formation capital expenditures in the amount equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) Black Diamond’s Property Contributor Percentage.
2.07 Public Cash Contribution.
     The Parties acknowledge a cash contribution by the public through the Underwriters to the Partnership of $300,000,000, less the Underwriters’ discount and commission of $1.30 per common unit, or $19,500,000 in the aggregate, and a structuring fee of $750,000, in exchange for 15,000,000 common units representing a limited partner interest in the Partnership.
2.08 Distribution by the Partnership of the Credit Facility Borrowings.
     The Parties acknowledge the payment of the indebtedness assumed from QRA and the indebtedness assumed from Black Diamond with the Credit Facility Borrowings by QR Operating and the distribution of the balance of such borrowings to the Property Contributors in accordance with the Property Contributor Cash Distributions.

2.09 Payment of Expenses by the Partnership; Cash Distribution by the Partnership to the Property Contributors.
     The Parties acknowledge (a) the payment by the Partnership, in connection with the Offering and the other transactions contemplated hereby, of transaction expenses in the amount of approximately $4,750,000 (exclusive of the Underwriters’ discount and the structuring fee) and (b) the distribution of cash by the Partnership to the Property Contributors in accordance with the Property Contributor Cash Distributions.
2.10 Contribution of the MLP Assets by the Partnership to QR Operating.
     The Partnership hereby agrees to contribute, assign, transfer, set over and deliver to QR Operating, for its own use forever, all of its right, title and interest to and in the MLP Assets, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for a continuation of its membership interest in QR Operating.
2.11 Direct Contribution of MLP Assets.
     For convenience and purposes of recording the Assignment Documents in the applicable county and parish records where the MLP Assets are located, the Partnership hereby directs the Property Contributors to directly transfer and assign the MLP Assets to QR Operating pursuant to the Assignment Documents and such other additional instruments and agreements as may be necessary to effect the same. Notwithstanding the terms of the Assignment Documents, the MLP Assets shall be deemed to have been contributed and transferred from the Property Contributors to the Partnership and, immediately thereafter, from the Partnership to QR Operating.
ARTICLE III
ADDITIONAL TRANSACTIONS
3.01 Purchase of Additional Common Units.
     If the Over-Allotment Option is exercised in whole or in part, the public, through the Underwriters, will contribute additional cash to the Partnership in exchange for up to an additional 2,250,000 common units on the basis of the initial public offering price per common unit set forth in the Registration Statement.
3.02 Issuance of Additional Common Units to QRA.
     On the Option Closing Date, (A) the Partnership will issue to QRA number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRA’s Property Contributor Percentage, and (B) QRA will receive a cash distribution equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-

Allotment Option, multiplied by (y) QRA’s Property Contributor Percentage, representing a portion of the cash, if any, contributed by the Underwriters to the Partnership on the Option Closing Date pursuant to Section 3.01 hereof.
3.03 Issuance of Additional Common Units to QRB.
     On the Option Closing Date, (A) the Partnership will issue to QRB number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRB’s Property Contributor Percentage, and (B) QRB will receive a cash distribution equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QRB’s Property Contributor Percentage, representing a portion of the cash, if any, contributed by the Underwriters to the Partnership on the Option Closing Date pursuant to Section 3.01 hereof.
3.04 Issuance of Additional Common Units to QRC.
     On the Option Closing Date, (A) the Partnership will issue to QRC number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QRC’s Property Contributor Percentage, and (B) QRC will receive a cash distribution equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QRC’s Property Contributor Percentage, representing a portion of the cash, if any, contributed by the Underwriters to the Partnership on the Option Closing Date pursuant to Section 3.01 hereof.
3.05 Issuance of Additional Common Units to QAB.
     On the Option Closing Date, (A) the Partnership will issue to QAB number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QAB’s Property Contributor Percentage, and (B) QAB will receive a cash distribution equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QAB’s Property Contributor Percentage, representing a portion of the cash, if any, contributed by the Underwriters to the Partnership on the Option Closing Date pursuant to Section 3.01 hereof.

3.06 Issuance of Additional Common Units to QAC.
     On the Option Closing Date, (A) the Partnership will issue to QAC number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) QAC’s Property Contributor Percentage, and (B) QAC will receive a cash distribution equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) QAC’s Property Contributor Percentage, representing a portion of the cash, if any, contributed by the Underwriters to the Partnership on the Option Closing Date pursuant to Section 3.01 hereof.
3.07 Issuance of Additional Common Units to Black Diamond.
     On the Option Closing Date, (A) the Partnership will issue to Black Diamond number of additional common units that is equal to (x) 2,250,000 common units minus the aggregate number of common units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date, multiplied by (y) Black Diamond’s Property Contributor Percentage, and (B) Black Diamond will receive a cash distribution equal to (x) the aggregate amount of net proceeds, if any, paid by the Underwriters to the Partnership on the Option Closing Date with respect to common units purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option, multiplied by (y) Black Diamond’s Property Contributor Percentage, representing a portion of the cash, if any, contributed by the Underwriters to the Partnership on the Option Closing Date pursuant to Section 3.01 hereof.
ARTICLE IV
TITLE MATTERS
4.01 Encumbrances.
     (a) Except to the extent expressly provided in any other document executed in connection with the Agreement or the Offering, the contributions of the MLP Assets pursuant to this Agreement are made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, advance claims and all laws, rules, regulations, ordinances, judgments and orders of Governmental Authorities or tribunals having or asserting jurisdiction over the MLP Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the MLP Assets, including all matters that a current survey or visual inspection of the MLP Assets would reflect.
     (b) To the extent that certain jurisdictions in which the MLP Assets are located may require that documents be recorded in order to evidence the transfers of titles reflected in this Agreement, then the provisions set forth in Section 4.01(a) shall also be applicable to the transfers under such documents.
4.02 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.
     (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE MLP ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE MLP ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE MLP ASSETS, (B) THE INCOME TO BE DERIVED FROM THE MLP ASSETS, (C) THE SUITABILITY OF THE MLP ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE MLP ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE MLP ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE MLP ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE MLP ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE MLP ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE MLP ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE MLP ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH

RESPECT TO THE MLP ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.
     (b) Each contribution under the Assignment Documents shall include all of the assigning party’s right, title and interest under and by virtue of all warranties pertaining to the MLP Assets, express or implied (including, without limitation, title warranties and manufacturers’, suppliers’ and contractors’ warranties), that have, prior to the date of such contribution, been made by any of the assigning party’s predecessors in title (excluding any affiliate of such assigning party) or by any third party manufacturers, suppliers and contractors. Each contribution under the Assignment Documents shall be made with full substitution and subrogation in and to all of the warranties that the assigning party has or may have against predecessors in title (excluding any affiliate of such assigning party) and with full subrogation of all rights accruing under the applicable statutes of limitations and all rights and actions of warranty against all former owners of the MLP Assets (excluding any affiliate of the assigning party).
     (c) Each of the Parties agrees that the disclaimers contained in this Section 4.02 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Agreement are hereby expressly disclaimed, waived or negated.
     (d) Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.
ARTICLE V
FURTHER ASSURANCES
5.01 Further Assurances.
     From and after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to (a) more fully assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement or (b) more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by the Agreement or intended so to be and more fully and effectively carry out the purposes of this Agreement.
5.02 Other Assurances.
     From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.
     Without limiting the generality of the foregoing, the Parties acknowledge that they have used their good faith efforts to identify all of the assets being contributed to the Partnership in connection with the Offering. However, it is possible that assets intended to be contributed to the Partnership were not identified and therefore are not included in the MLP Assets. To the extent that such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the Partnership (or its successors or assigns).
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
6.01 Representations and Warranties of All Parties.
     Each of the Parties to this Agreement hereby represents and warrants severally as to itself as follows:

     (a) Formation and Good Standing. Such Party is a limited partnership or limited liability company, legally formed, validly existing and, to the extent applicable, in good standing under the laws of the state of its formation. Such Party is duly qualified to do business and is in good standing as a foreign limited partnership or limited liability company, as applicable, in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified.
     (b) Authority, Execution and Enforceability. Such Party has full limited partnership or limited liability company, as applicable, power and authority to enter into this Agreement and the Transaction Documents to be delivered by such Party hereunder and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Transaction Documents to be delivered by such Party hereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by such Party. Such Party has duly executed and delivered this Agreement and the Transaction Documents to be delivered by such Party hereunder, and this Agreement and the Transaction Documents to be delivered by such Party hereunder constitute such Party’s legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies).
     (c) No Conflicts. Neither the execution, delivery nor performance of this Agreement nor the Transaction Documents to be delivered by such Party hereunder by such Party will:
          (i) require the approval or consent of any Governmental Authority;
          (ii) conflict with or result in the breach or violation of any term or provision of, or will constitute a default under, or will otherwise impair the good standing, validity or effectiveness of, any provision of its certificate of limited partnership, certificate of formation, agreement of limited partnership, limited liability company agreement or other formation and governing documents;
          (iii) result in the material breach or violation by it of any material term or provision of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement to which it is bound or by which its property or business is affected, except for such defaults (or rights of termination, cancellation or acceleration) as to which waivers or consents have been obtained; or
          (iv) violate in any material respect any federal, state, local or other governmental law ordinance, or any order, writ, injunction, decree, rule or regulation of any Governmental Authority applicable to such Party.

ARTICLE VII
MISCELLANEOUS
7.01 Notices.
     All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:
(a)	if to the Partnership or the General Partner:
1401 McKinney Street, Suite 2400
Houston, TX 77010
Attention:     Chief Executive Officer
Telephone:     (713) 452-2210
Facsimile:     (713) 452-2211
(b)	if to the Property Contributors:
1401 McKinney Street, Suite 2400
Houston, TX 77010
Attention:     Chief Executive Officer
Telephone:     (713) 452-2210
Facsimile:     (713) 452-2211
With a copy to:
1401 McKinney Street, Suite 2700
Houston, TX 77010
Attention:     General Counsel
Telephone:     (713) 452-2020
Facsimile:     (713) 452-2021
     All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered, when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by any other means.
7.02 Order of Completion of Transactions.
     The transactions provided for in Article II of this Agreement shall be completed on the Closing Date in the order set forth in Article II of this Agreement.
7.03 Costs.
     Except for the transaction expenses set forth in Section 2.09, the Partnership shall pay all expenses, fees and costs, including sales, use and similar taxes, arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Partnership shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the delivery of any document pursuant to Article V of this Agreement.
7.04 Headings; References; Interpretation.
     All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this agreement as a whole, including, without limitation, all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, and the Exhibits attached hereto, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation.”
7.05 Successors and Assigns.
     This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.
7.06 No Third Party Rights.
     The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
7.07 Counterparts.
     This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.
7.08 Governing Law.
     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state, without giving effect to conflict of laws principles thereof.
7.09 Severability.
     If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
7.10 Amendment or Modification.
     The Agreement may be amended or modified from time to time only by the written agreement of all of the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.
7.11 Integration.
     This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This document and such instruments contain the entire understanding of the Parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

QR ENERGY, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Alan L. Smith

Name:	Alan L. Smith
Title:	Chief Executive Officer

QRE GP, LLC

By:	/s/ Alan L. Smith

Name:	Alan L. Smith
Title:	Chief Executive Officer

QUANTUM RESOURCES A1, LP

By:	The Quantum Aspect Partnership, LP, its general partner
By:	QA GP, LLC, its general partner

By:	/s/ Alan L. Smith

Name:	Alan L. Smith
Title:	Chief Executive Officer

QUANTUM RESOURCES B, LP

By:	The Quantum Aspect Partnership, LP, its general partner
By:	QA GP, LLC, its general partner

By:	/s/ Alan L. Smith

Name:	Alan L. Smith
Title:	Chief Executive Officer
[Signature Page to Contribution Agreement]

QUANTUM RESOURCES C, LP

By:	The Quantum Aspect Partnership, LP, its general partner
By:	QA GP, LLC, its general partner

By:

By:	/s/ Alan L. Smith

Name:	Alan L. Smith
Title:	Chief Executive Officer

BLACK DIAMOND RESOURCES, LLC

By:	/s/ Alan L. Smith

Name:	Alan L. Smith
Title:	Chief Executive Officer

QAB CARRIED WI, LP

By:	Black Diamond GP, LLC, its general partner
By:	Black Diamond Resources 2, LLC, its sole member

By:	/s/ Alan L. Smith

Name:	Alan L. Smith
Title:	Chief Executive Officer

QAC CARRIED WI, LP

By:	Black Diamond GP, LLC, its general partner
By:	Black Diamond Resources 2, LLC, its sole member

By:	/s/ Alan L. Smith

Name:	Alan L. Smith
Title:	Chief Executive Officer
[Signature Page to Contribution Agreement]

EXHIBIT A
[Form of Assignment and Bill of Sale and Release of NPI]

Exhibit A
ASSIGNMENT AND BILL OF SALE AND RELEASE OF NPI
     This Assignment and Bill of Sale and Release of NPI (this “Assignment”) is among (a) Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), QAB Carried WI, LP, a Delaware limited partnership (“QAB”), QAC Carried WI, LP, a Delaware limited partnership (“QAC”), and Black Diamond Resources, LLC, a Delaware limited liability company (“Black Diamond” and, together with QRA, QAB and QAC, “Assignor”), each of whose address is 1401 McKinney Street, Suite 2400, Houston, Texas 77010, (b) Quantum Resources B, LP, a Delaware limited partnership (“QRB”), Quantum Resources C LP, a Delaware limited partnership (“QRC” and, together with QRB, the “NPI Owners”), each of whose address is 1401 McKinney Street, Suite 2400, Houston, Texas 77010, and (c) QRE Operating, LLC, a Delaware limited liability company (“Assignee”), whose address is 1401 McKinney Street, Suite 2400, Houston, Texas 77010, and is effective as of 12:01 a.m., __________ time, on [date] (the “Effective Time”).
RECITALS
     WHEREAS, Assignor owns certain oil and gas properties and related assets in the States of Alabama, Arkansas, Florida, Kansas, Louisiana, New Mexico, Oklahoma and Texas; and
     WHEREAS, the NPI Owners own net profits interests that burden, among other properties, the Assets (as hereinafter defined) pursuant to the instruments described in Exhibit B hereto (the “Existing NPI Interests”); and
     WHEREAS, Assignor, Assignee and the NPI Owners have entered into that certain Contribution, Conveyance and Assumption Agreement, dated as of [________] (the “Contribution Agreement”), among Assignor, Assignee, the NPI Owners, QRE GP, LLC and QR Energy, LP (the “Partnership”), pursuant to which (a) Assignor has agreed to contribute, assign, transfer, set over and deliver to the Partnership all of its right, title and interest to and in the MLP Assets (as defined in the Contribution Agreement), including the Assets (as hereinafter defined), as a capital contribution, upon the terms and conditions set forth in the Contribution Agreement (b) the Partnership has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest to and in the MLP Assets, including the Assets, as a capital contribution, upon the terms set forth in the Contribution Agreement; and (c) the NPI Owners have agreed to release their net profits interests insofar as the same burden the Assets, upon the terms set forth in the Contribution Agreement and this Assignment; and
     WHEREAS, the Partnership has requested that Assignor convey directly to Assignee all of Assignor’s right, title and interest to and in the MLP Assets, including the Assets, for convenience and recording purposes.
     NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment by each of the parties hereto and other good and valuable consideration, the parties hereby agree as follows:

ARTICLE 1
DEFINED TERMS; CONSTRUCTION
     Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.
     Section 1.2 Construction. Unless the context requires otherwise: (a) any pronoun used in this Assignment shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Assignment; (c) the terms “include”, “includes”, “including” and words of like import shall be deemed to be followed by the words “without limitation”; and (d) the terms “hereof,” “herein” and “hereunder” refer to this Assignment as a whole and not to any particular provision of this Assignment. The headings contained in this Assignment are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Assignment.
ARTICLE 2
ASSIGNMENT OF ASSETS
     Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee all of Assignor’s right, title and interest in and to the following (excepting the Excluded Assets defined below) (individually, an “Asset,” and collectively, the “Assets”):
     (a) (i) the oil and gas leases more particularly described in Exhibit A — Part 1 (Assignor’s interests in such leases, collectively, the “Leases”), (ii) the mineral fee interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests and reversionary interests described in Exhibit A — Part 1 and/or relating to the lands described in any instrument described in Exhibit A — Part 1 (Assignor’s interests in the foregoing, the “Mineral Interests”) and (iii) the interests in any units arising on account of the Leases or Mineral Interests having been pooled or unitized into such units (Assignor’s interests in such units, the “Unit Interests”);
     (b) all existing oil and gas wells attributable to the Leases, Mineral Interests or Unit Interests (Assignor’s interests in such wells, collectively and including the wells set forth on Exhibit A — Part 2, the “Wells,” and the Leases, Mineral Interests, Unit Interests and Wells being hereinafter collectively referred to as the “Properties”);
     (c) all production facilities, structures, tubular goods, well equipment, lease equipment, production equipment, pipelines, inventory and all other personal property, fixtures and facilities to the extent appurtenant to or used primarily in connection with the Properties (collectively, the “Facilities”);
     (d) to the extent transferable, all permits, licenses, servitudes, easements, rights-of-way, surface fee interests and other surface use agreements to the extent used primarily in connection with the ownership or operation of the Properties or the Facilities;

     (e) all oil, gas and other hydrocarbons produced or processed in association therewith (collectively, “Hydrocarbons”) from or attributable to the Properties from and after the Effective Time and all Hydrocarbons produced therefrom prior to the Effective Time that are in storage prior to the Effective Time and that are upstream of the sales metering point as of the date hereof;
     (f) to the extent transferable, all contracts, agreements, commitments and other arrangements (“Contracts”) relating to the ownership or operation of the Properties or other Assets, including the production, storage, treatment, transportation, processing, purchase, sale, disposal or other disposition of production therefrom or in connection therewith;
     (g) all gas or pipeline imbalances relating to the Properties; and
     (h) all records, files, orders, maps, and data that relate to the Properties, Facilities or other Assets that are in Assignor’s possession, to the extent that Assignor has the right to transfer same to Assignee without the payment of any fee, penalty or other consideration, but excluding any of the foregoing to the extent that (i) transfer is restricted by third party agreement or applicable law and (ii) Assignor is unable to obtain, using commercially reasonable efforts, a waiver of, or otherwise satisfy, such transfer restriction (provided that Assignor shall not be required to provide consideration or undertake obligations to or for the benefit of the holders of such rights in order to obtain any necessary consent or waiver of such transfer restriction) (subject to such exclusion, collectively referred to as the “Files”).
     TO HAVE AND TO HOLD the Assets unto Assignee forever, subject, however, to all the terms and conditions of this Assignment.
     Section 2.2 Excluded Assets. The Assets shall not include, and there is excepted, reserved and excluded from the sale and assignment contemplated hereby, the following (the “Excluded Assets”):
     (a) all corporate, financial, tax and legal records of Assignor that relate to Assignor’s business generally (including the ownership and operation of the Assets) or that relate to the other Excluded Assets, together with a duplicate copy (electronic or otherwise) of all of the Files;
     (b) any trade credits, accounts receivable, proceeds or revenues attributable to the Assets and accruing prior to the Effective Time;
     (c) all Hydrocarbons produced from or attributable to the Properties with respect to any periods of time prior to the Effective Time that are not in storage prior to sale and that are upstream of the sales metering point as of the date hereof, and all proceeds attributable thereto;
     (d) all refunds of costs, taxes or expenses attributable to any periods of time prior to the Effective Time;

     (e) all proceeds from the settlements of Contract disputes with purchasers of Hydrocarbons from or attributable to the Properties, including settlement of take-or-pay disputes, insofar as said proceeds are attributable to any periods of time prior to the Effective Time;
     (f) all bonds, letters of credit and guarantees, if any, posted by Assignor or its Affiliates with Governmental Authorities and relating to the Assets;
     (g) all rights, titles, claims and interests of Assignor or its Affiliates under any insurance policy or agreement, to any insurance proceeds or to or under any bond or bond proceeds;
     (h) all rights and claims relating to the Assets and attributable to periods of time prior to the Effective Time, including audit rights;
     (i) all privileged attorney-client (i) communications and (ii) other documents (other than title opinions);
     (j) all materials and information that cannot be disclosed to Assignee as a result of confidentiality obligations to third parties;
     (k) all amounts paid by third parties to Assignor or its Affiliates as overhead for periods of time accruing prior to the date hereof under any joint operating agreements burdening the Assets; and
     (l) any matter required to be excluded pursuant to the provisions of Section 2.1(h) of this Assignment.
     Section 2.3 Retained Rights and Obligations. The execution and delivery of this Assignment by Assignor, and the execution and acceptance of this Assignment by Assignee, shall not operate to release or impair any surviving rights or obligations of Assignor or Assignee under the Contribution Agreement or any other document executed in connection with the Offering, including that certain Omnibus Agreement, dated as of [•] among Assignor, Assignee, the NPI Owners, QRE GP, LLC, the Partnership, QA Holdings, LP and QA Global GP, LLC.
ARTICLE 3
ENCUMBRANCES/DISCLAIMERS
     Section 3.1 Disclaimers and Subrogation of Warranties and Representations.
     (a) Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the contribution of the Assets pursuant to this Assignment is made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, advance claims and all laws, rules, regulations, ordinances, judgments and orders of Governmental Authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or in connection therewith, including Existing NPI Interests, in each case, to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.

     (b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR, THE NPI OWNERS AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, NO PARTY DOES MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS OR THE EXISITING NPI INTERESTS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE PROPERTIES GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS THEREON, (B) THE INCOME TO BE DERIVED FROM THE PROPERTIES, (C) THE SUITABILITY OF THE PROPERTIES FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTIES OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT ASSIGNEE HAS HAD OPPORTUNITY TO INSPECT THE PROPERTIES, AND IT IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTIES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTIES FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.
     (c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.

     Section 3.2 Subrogation. Assignor hereby transfers and assigns unto Assignee, its successors and assigns, all of its right, title and interest under and by virtue of all warranties pertaining to the Assets, express or implied (including title warranties and manufacturers’, suppliers’ and contractors’ warranties), that have heretofore been made by any of Assignor’s predecessors in title (excluding any affiliate of Assignor) or by any third party manufacturers, suppliers and contractors. This Assignment is made with full substitution and subrogation in and to all of the warranties that Assignor has or may have against predecessors in title (excluding any affiliate of Assignor) and with full subrogation of all rights accruing under the applicable statutes of limitations and all rights and actions of warranty against all former owners of the Assets (excluding any affiliate of Assignor).
ARTICLE 4
ASSUMED OBLIGATIONS: INDEMNITIES
     Section 4.1 Assumed Obligations. Assignee agrees to assume, and does hereby assume, all of Assignor’s obligations to properly plug and abandon, or to replug if subsequently required, the Wells and any previously plugged wells located on the lands covered by the Leases and otherwise comply with all applicable restoration or reclamation requirements according to the terms of the Leases and Unit Interests and the rules and regulations of governmental authorities having jurisdiction (the “Plugging Obligations”).
ARTICLE 5
RELEASE OF EXISTING NPI INTERESTS
     Section 5.1 Release. In consideration of the premises, including the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment, effective immediately following the assignment described in Section 2.1 above, the NPI Owners hereby release the Assets and only the Assets (and not any other properties) from the burden and encumbrance of the Existing NPI Interests and any other net profits interests owned by the NPI Owners, to the extent and only to the extent affecting the Assets (or if required to make such release effective, the NPI Owners hereby transfer and assign to Assignee, without warranty, express, implied or statutory, the Existing NPI Interests and any other net profits interests owned by the NPI Owners, to the extent and only to the extent that such Existing NPI Interests and any other net profits interests affect the Assets (the NPI Owners and Assignee acknowledging that to the extent that the Existing NPI Interests and other net profits interests affect properties other than the Assets, such Existing NPI Interests and other net profits interests shall remain in full force and effect and shall not be transferred hereby).
     Section 5.2 Merger. Assignee and the NPI Owners hereby agree that effective upon the release and reconveyance described in Section 5.1 above, the Existing NPI Interests and other net profits interests affecting the Assets shall be merged into the greater estate owned by Assignee in the Assets and extinguished.

ARTICLE 6
MISCELLANEOUS
     Section 6.1 Separate Assignments or Releases. Where separate assignments of the Assets or releases of the Existing NPI Interests have been or will be executed for filing with, and approval by, applicable Governmental Authorities, any such separate assignments or releases (a) shall evidence this Assignment and assignment of the applicable Assets and/or release of the applicable Existing NPI Interests herein made and shall not constitute any additional Assignment, assignment or release of such properties, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor to Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.
     Section 6.2 Exhibits. All exhibits attached hereto are hereby made part hereof and incorporated herein by this reference. References in such exhibits to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such exhibits are to the appropriate records of the counties or parishes in which the Assets are located.
     Section 6.3 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.
     Section 6.4 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 6.5 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto. Exhibit A may be redacted for filing in each county or parish, such that the exhibit filed in any county or parish will describe only those Assets located in such county or parish.

Exhibit A
EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

ASSIGNOR:		WITNESSES:

QUANTUM RESOURCES A1, LP

By:	The Quantum Aspect Partnership, LP,

its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its sole member

By:

Name:
Title:

QUANTUM RESOURCES B, LP		WITNESSES:

By:	The Quantum Aspect Partnership, LP,

its general partner
By:	QA GP, LLC, its general partner

By:	QA Holdings, LP, its sole member

By:

Name:
Title:

QUANTUM RESOURCES C, LP		WITNESSES:

By:	The Quantum Aspect Partnership, LP,

its general partner
By:	QA GP, LLC, its general partner

By:	QA Holdings, LP, its sole member

By:

Name:
Title:

QAB CARRIED WI, LP		WITNESSES:

By:	Black Diamond GP, LLC, its general
partner

By:	Black Diamond Resources 2, LLC, its sole
member

Signature Page to
Assignment and Bill of Sale

By:

Name:
Title:

QAC CARRIED WI, LP		WITNESSES:

By:	Black Diamond GP, LLC, its general
partner

By:	Black Diamond Resources 2, LLC, its sole
member

By:

Name:
Title:

BLACK DIAMOND RESOURCES, LLC		WITNESSES:

By:

Name:
Title:

ASSIGNEE:		WITNESSES:

QRE OPERATING, LLC

By:

By:

Name:
Title:

Prepared By:	Return To:
Robin Fredrickson

Vinson & Elkins L.L.P.

1001 Fannin, Suite 2500

Houston, TX 77002

(713) 758-2222

[Sample form of acknowledgment.]

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
          BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Harris County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this ___ day of __________ 2010, there personally appeared before me __________________, ___________________ of QA Holdings, LLC, a ___________ limited liability company, the sole member of QA GP, LLC, a Delaware limited liability company, the general partner of The Quantum Aspect Partnership, LP, a Delaware limited partnership, the general partner of Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), known to me to be such authorized signatory on behalf of QRA, such limited partnership being a party to the foregoing instrument, and I hereby further certify as follows:

[ALABAMA],	I, the undersigned notary in and for the said county and state, hereby certify that the foregoing individual, whose name as authorized signatory on behalf of QRA is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such authorized signatory on behalf of QRA and with full authority, executed the same voluntarily, for and as the act of said limited partnership.

[ARKANSAS],	Before me, the undersigned officer, personally appeared the foregoing individual, who acknowledged himself/herself to hold the office stated above, and that he/she, in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of QRA by himself/herself as an authorized signatory on behalf of such limited partnership.

[FLORIDA],	The foregoing instrument was acknowledged before me by the foregoing individual on behalf of QRA.

[KANSAS],	This instrument was acknowledged before me by the foregoing individual in the capacity stated above, as authorized signatory on behalf of QRA.

[LOUISIANA],	Before me appeared the foregoing individual, to me personally known, who being by me duly sworn (or affirmed) did say that he holds the offices stated above and that the instrument was signed on behalf of QRA by authority of such limited partnership and that he acknowledged the instrument to be the free act and deed of such limited partnership.

[NEW MEXICO],	This instrument was acknowledged before me by the foregoing individual on behalf of QRA, in the capacity stated above.

[OKLAHOMA],	This instrument was acknowledged before me by the foregoing individual as the holder of the offices stated above, on behalf of QRA, as stated above.

[TEXAS],	This instrument was acknowledged before me on this day, by the foregoing individual, in his capacity as an officer of the aforementioned entities, on behalf of QRA.
          IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Texas, on the day and year first above written.

Notary Public in and for the State of Texas

Exhibit A
Part 1 — Leases

		Original		Effective	Book/
Unique ID	Field Name	Lessor/Grantor	Original Lessee/Grantee	Date	Volume	Page	State	County

[SAMPLE]
Exhibit A-1

Exhibit A
Part 2 — Wells

Aries Propnum	API	County	State	Field Name	Well #	Well name

[SAMPLE]
Exhibit A-2

EXHIBIT B
[Form of Assignment and Bill of Sale and Release of NPI (Cowden Field)]

Exhibit B
ASSIGNMENT AND BILL OF SALE AND RELEASE OF NPI (COWDEN FIELD)
     This Assignment and Bill of Sale and Release of NPI (Cowden Field) (this “Assignment”) is among (a) Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), QAB Carried WI, LP, a Delaware limited partnership (“QAB”), QAC Carried WI, LP, a Delaware limited partnership (“QAC”), and Black Diamond Resources, LLC, a Delaware limited liability company (“Black Diamond” and, together with QRA, QAB and QAC, “Assignor”), each of whose address is 1401 McKinney Street, Suite 2400, Houston, Texas 77010, (b) Quantum Resources B, LP, a Delaware limited partnership (“QRB”), Quantum Resources C LP, a Delaware limited partnership (“QRC” and, together with QRB, the “NPI Owners”)), each of whose address is 1401 McKinney Street, Suite 2400, Houston, Texas 77010, and (c) QRE Operating, LLC, a Delaware limited liability company (“Assignee”), whose address is 1401 McKinney Street, Suite 2400, Houston, Texas 77010, and is effective as of 12:01 a.m., __________ time, on [date] (the “Effective Time”).
RECITALS
     WHEREAS, Assignor owns certain oil and gas properties and related assets in the State of Texas; and
     WHEREAS, the NPI Owners own net profits interests that burden, among other properties, the Assets (as hereinafter defined); and
     WHEREAS, Assignor, Assignee and the NPI Owners have entered into that certain Contribution, Conveyance and Assumption Agreement, dated as of [________] (the “Contribution Agreement”), among Assignor, Assignee, the NPI Owners, QRE GP, LLC and QR Energy, LP (the “Partnership”), pursuant to which (a) Assignor has agreed to contribute, assign, transfer, set over and deliver to the Partnership all of its right, title and interest to and in the MLP Assets (as defined in the Contribution Agreement), including the Assets (as hereinafter defined), as a capital contribution, upon the terms and conditions set forth in the Contribution Agreement; (b) the Partnership has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest to and in the MLP Assets, including the Assets, as a capital contribution, upon the terms set forth in the Contribution Agreement; and (c) the NPI Owners have agreed to release their net profits interests insofar and only insofar as the same burden the Assets, upon the terms set forth in the Contribution Agreement and this Assignment; and
     WHEREAS, the Partnership has requested that Assignor convey directly to Assignee all of Assignor’s right, title and interest to and in the MLP Assets, including the Assets, for convenience and recording purposes.
     NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment by each of the parties hereto and other good and valuable consideration, the parties hereby agree as follows:

ARTICLE 1
DEFINED TERMS; CONSTRUCTION
     Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.
     Section 1.2 Construction. Unless the context requires otherwise: (a) any pronoun used in this Assignment shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Assignment; (c) the terms “include”, “includes”, “including” and words of like import shall be deemed to be followed by the words “without limitation”; and (d) the terms “hereof,” “herein” and “hereunder” refer to this Assignment as a whole and not to any particular provision of this Assignment. The headings contained in this Assignment are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Assignment.
ARTICLE 2
ASSIGNMENT OF ASSETS
     Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee all of Assignor’s right, title and interest in and to the following (excepting the Excluded Assets defined below) (individually, an “Asset,” and collectively, the “Assets”):
     (a) (i) the oil and gas leases more particularly described in Exhibit A — Part 1 (Assignor’s interests in such leases, collectively, the “Leases”), (ii) the mineral fee interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests and reversionary interests described in Exhibit A — Part 1 and/or relating to the lands described in any instrument described in Exhibit A — Part 1 (Assignor’s interests in the foregoing, the “Mineral Interests”) and (iii) the interests in any units arising on account of the Leases or Mineral Interests having been pooled or unitized into such units (Assignor’s interests in such units, the “Unit Interests”);
     (b) all existing oil and gas wells attributable to the Leases, Mineral Interests or Unit Interests (Assignor’s interests in such wells, collectively and including the wells set forth on Exhibit A — Part 2, the “Wells,” and the Leases, Mineral Interests, Unit Interests and Wells being hereinafter collectively referred to as the “Properties”);
     (c) all production facilities, structures, tubular goods, well equipment, lease equipment, production equipment, pipelines, inventory and all other personal property, fixtures and facilities to the extent appurtenant to or used primarily in connection with the Properties (collectively, the “Facilities”);
     (d) to the extent transferable, all permits, licenses, servitudes, easements, rights-of-way, surface fee interests and other surface use agreements to the extent used primarily in connection with the ownership or operation of the Properties or the Facilities;

     (e) all oil, gas and other hydrocarbons produced or processed in association therewith (collectively, “Hydrocarbons”) from or attributable to the Properties from and after the Effective Time and all Hydrocarbons produced therefrom prior to the Effective Time that are in storage prior to the Effective Time and that are upstream of the sales metering point as of the date hereof;
     (f) to the extent transferable, all contracts, agreements, commitments and other arrangements (“Contracts”) relating to the ownership or operation of the Properties or other Assets, including the production, storage, treatment, transportation, processing, purchase, sale, disposal or other disposition of production therefrom or in connection therewith;
     (g) all gas or pipeline imbalances relating to the Properties; and
     (h) all records, files, orders, maps, and data that relate to the Properties, Facilities or other Assets that are in Assignor’s possession, to the extent that Assignor has the right to transfer same to Assignee without the payment of any fee, penalty or other consideration, but excluding any of the foregoing to the extent that (i) transfer is restricted by third party agreement or applicable law and (ii) Assignor is unable to obtain, using commercially reasonable efforts, a waiver of, or otherwise satisfy, such transfer restriction (provided that Assignor shall not be required to provide consideration or undertake obligations to or for the benefit of the holders of such rights in order to obtain any necessary consent or waiver of such transfer restriction) (subject to such exclusion, collectively referred to as the “Files”).
     TO HAVE AND TO HOLD the Assets unto Assignee forever, subject, however, to all the terms and conditions of this Assignment.
     Section 2.2 Excluded Assets. The Assets shall not include, and there is excepted, reserved and excluded from the sale and assignment contemplated hereby, the following (the “Excluded Assets”):
     (a) all corporate, financial, tax and legal records of Assignor that relate to Assignor’s business generally (including the ownership and operation of the Assets) or that relate to the other Excluded Assets, together with a duplicate copy (electronic or otherwise) of all of the Files;
     (b) any trade credits, accounts receivable, proceeds or revenues attributable to the Assets and accruing prior to the Effective Time;
     (c) all Hydrocarbons produced from or attributable to the Properties with respect to any periods of time prior to the Effective Time that are not in storage prior to sale and that are upstream of the sales metering point as of the date hereof, and all proceeds attributable thereto;
     (d) all refunds of costs, taxes or expenses attributable to any periods of time prior to the Effective Time;
     (e) all proceeds from the settlements of Contract disputes with purchasers of Hydrocarbons from or attributable to the Properties, including settlement of take-or-pay disputes, insofar as said proceeds are attributable to any periods of time prior to the Effective Time;

     (f) all bonds, letters of credit and guarantees, if any, posted by Assignor or its Affiliates with Governmental Authorities and relating to the Assets;
     (g) all rights, titles, claims and interests of Assignor or its Affiliates under any insurance policy or agreement, to any insurance proceeds or to or under any bond or bond proceeds;
     (h) all rights and claims relating to the Assets and attributable to periods of time prior to the Effective Time, including audit rights;
     (i) all privileged attorney-client (i) communications and (ii) other documents (other than title opinions);
     (j) all materials and information that cannot be disclosed to Assignee as a result of confidentiality obligations to third parties;
     (k) all amounts paid by third parties to Assignor or its Affiliates as overhead for periods of time accruing prior to the date hereof under any joint operating agreements burdening the Assets; and
     (l) any matter required to be excluded pursuant to the provisions of Section 2.1(h) of this Assignment.
     Section 2.3 Retained Rights and Obligations. The execution and delivery of this Assignment by Assignor, and the execution and acceptance of this Assignment by Assignee, shall not operate to release or impair any surviving rights or obligations of Assignor or Assignee under the Contribution Agreement or any other document executed in connection with the Offering, including that certain Omnibus Agreement, dated as of [•] among Assignor, Assignee, the NPI Owners, QRE GP, LLC, the Partnership, QA Holdings, LP and QA Global GP, LLC.
ARTICLE 3
ENCUMBRANCES/DISCLAIMERS
     Section 3.1 Disclaimers and Subrogation of Warranties and Representations.
     (a) Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the contribution of the Assets pursuant to this Assignment is made expressly subject to (i) all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, advance claims and all laws, rules, regulations, ordinances, judgments and orders of Governmental Authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or in connection therewith, including the net profits interests owned by the NPI Owners as described in the instruments described in Exhibit B (the “Existing NPI Interests”), in each case, to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect, and (ii) that certain Letter Agreement between the Partnership and Assignor, dated as of the Effective Time, which sets forth certain restrictions on the right of Assignee and its successors and assigns to implement certain secondary and tertiary recovery techniques, including, without limitation, waterflooding and carbon dioxide injection, with respect to the Properties. Other than production associated with enhanced recovery development located on the Leases and lands covered thereby (the “Lands”) existing as of the Effective Time, the initiation, implementation or development of any enhanced oil and gas production from the Leases and Lands, including without limitation secondary and tertiary recovery techniques such as waterflooding and carbon dioxide injection projects, are subject to the terms of such Letter Agreement. The restrictions described in such Letter Agreement constitute covenants running with the Lands and shall be binding on Assignor and Assignee’s respective successors and assigns of the Assets.
     (b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR, THE NPI OWNERS AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, NO PARTY DOES MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS OR THE EXISTING NPI INTERESTS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE PROPERTIES GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS THEREON, (B) THE INCOME TO BE DERIVED FROM THE PROPERTIES, (C) THE SUITABILITY OF THE PROPERTIES FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTIES OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR, THE NPI OWNERS AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT ASSIGNEE HAS HAD THE OPPORTUNITY TO INSPECT THE PROPERTIES, AND IT IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTIES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR, THE NPI OWNERS NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTIES FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR, THE NPI OWNERS AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS OR

THE EXISTING NPI INTERESTS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.
     (c) Each of Assignor, the NPI Owners and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.
     Section 3.2 Subrogation. Assignor hereby transfers and assigns unto Assignee, its successors and assigns, all of its right, title and interest under and by virtue of all warranties pertaining to the Assets, express or implied (including title warranties and manufacturers’, suppliers’ and contractors’ warranties), that have heretofore been made by any of Assignor’s predecessors in title (excluding any affiliate of Assignor) or by any third party manufacturers, suppliers and contractors. This Assignment is made with full substitution and subrogation in and to all of the warranties that Assignor has or may have against predecessors in title (excluding any affiliate of Assignor) and with full subrogation of all rights accruing under the applicable statutes of limitations and all rights and actions of warranty against all former owners of the Assets (excluding any affiliate of Assignor).
ARTICLE 4
ASSUMED OBLIGATIONS: INDEMNITIES
     Section 4.1 Assumed Obligations. Assignee agrees to assume, and does hereby assume, all of Assignor’s obligations to properly plug and abandon, or to replug if subsequently required, the Wells and any previously plugged wells located on the lands and otherwise comply with all applicable restoration or reclamation requirements according to the terms of the Leases and Unit Interests and the rules and regulations of governmental authorities having jurisdiction (the “Plugging Obligations”).
ARTICLE 5
RELEASE OF EXISTING NPI INTERESTS
     Section 5.1 Release. In consideration of the premises, including the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment, effective immediately following the assignment described in Section 2.1 above, the NPI Owners hereby release the Assets and only the Assets (and not any other properties) from the burden and encumbrance of the Existing NPI Interests and any other net profits interests owned by the NPI Owners, to the extent and only to the extent that such interests affect the Assets (or if required to make such release effective, the NPI Owners hereby transfer and assign to Assignee, without warranty, express, implied or statutory, the Existing NPI Interests and any other net profits interests owned by the NPI Owners, to the extent and only to the extent that such interests affect the Assets). The NPI Owners and Assignee acknowledge that to the extent that the Existing NPI

Interests and other net profits interests affect properties other than the Assets, such Existing NPI Interests and other net profits interests shall remain in full force and effect and shall not be released or transferred hereby.
     Section 5.2 Merger. Assignee and the NPI Owners hereby agree that effective upon the release and, if applicable, transfer described in Section 5.1 above, the Existing NPI Interests and other net profits interests affecting the Assets shall be merged into the greater estate owned by Assignee in the Assets and thereby extinguished.
ARTICLE 6
MISCELLANEOUS
     Section 6.1 Separate Assignments or Releases. Where separate assignments of the Assets or releases of the Existing NPI Interests have been or will be executed for filing with, and approval by, applicable Governmental Authorities, any such separate assignments or releases (a) shall evidence this Assignment and assignment of the applicable Assets and/or release of the applicable Existing NPI Interests herein made and shall not constitute any additional Assignment, assignment or release of such properties, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor to Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.
     Section 6.2 Exhibits. All exhibits attached hereto are hereby made part hereof and incorporated herein by this reference. References in such exhibits to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such exhibits are to the appropriate records of the counties in which the Assets are located.
     Section 6.3 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.
     Section 6.4 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 6.5 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto. Exhibit A may be redacted for filing in each county, such that the exhibit filed in any county will describe only those Assets located in such county.

EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

ASSIGNOR:

QUANTUM RESOURCES A1, LP

By:	The Quantum Aspect Partnership, LP,
its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its sole member

By:

Name:
Title:

QAB CARRIED WI, LP

By:	Black Diamond GP, LLC, its general partner
By:	Black Diamond Resources 2, LLC, its sole member

By:

Name:
Title:

QAC CARRIED WI, LP

By:	Black Diamond GP, LLC, its general partner
By:	Black Diamond Resources 2, LLC, its sole member

By:

Name:
Title:

BLACK DIAMOND RESOURCES, LLC

By:

Name:
Title:
Signature Page to
Assignment and Bill of Sale

NPI OWNERS:

QUANTUM RESOURCES B, LP

By:	The Quantum Aspect Partnership, LP,
its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its sole member

By:

Name:
Title:

QUANTUM RESOURCES C, LP

By:	The Quantum Aspect Partnership, LP,
its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its sole member

By:

Name:
Title:

ASSIGNEE:

QRE OPERATING, LLC

By:

By:

Name:
Title:

Prepared By:	Return To:
Roxanne Almaraz

Vinson & Elkins L.L.P.

1001 Fannin, Suite 2500

Houston, TX 77002

(713) 758-2222

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Harris County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this ___ day of __________ 2010, there personally appeared before me __________________, ___________________ of QA Holdings, LP, a Delaware limited partnership, the sole member of QA GP, LLC, a Delaware limited liability company, the general partner of The Quantum Aspect Partnership, LP, a Delaware limited partnership, the general partner of each of Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), Quantum Resources B, LP, a Delaware limited partnership (“QRB”), and Quantum Resources C, LP (“QRC”), a Delaware limited partnership, known to me to be such authorized signatory on behalf of QRA, QRB and QRC, each such limited partnership being a party to the foregoing instrument, and this instrument was acknowledged before me on this day, by the foregoing individual, in his capacity as an officer of the aforementioned entities, on behalf of QRA, QRB and QRC.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Texas, on the day and year first above written.

Notary Public in and for the State of Texas

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Harris County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this ___ day of __________ 2010, there personally appeared before me __________________, ___________________ of Black Diamond Resources 2, LLC, a Delaware limited liability company, the sole member of Black Diamond GP, LLC, a Delaware limited liability company, the general partner of each of QAB Carried WI, LP, a Delaware limited partnership (“QAB”) and QAC Carried WI, LP, a Delaware limited partnership (“QAC”), known to me to be such authorized signatory on behalf of QAB and QAC, each such limited partnership being a party to the foregoing instrument, and this instrument was acknowledged before me on this day, by the foregoing individual, in his capacity as an officer of the aforementioned entities, on behalf of QAB and QAC.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Texas, on the day and year first above written.

Notary Public in and for the State of Texas

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Harris County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this ___ day of __________ 2010, there personally appeared before me __________________, ___________________ of Black Diamond Resources, LLC, a Delaware limited liability company, known to me to be such authorized signatory on behalf of Black Diamond Resources, LLC, such limited liability company being a party to the foregoing instrument, and this instrument was acknowledged before me on this day, by the foregoing individual, in his capacity as an officer of such limited liability company.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Texas, on the day and year first above written.

Notary Public in and for the State of Texas

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Harris County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this ___ day of __________ 2010, there personally appeared before me __________________, ___________________ of QRE Operating, LLC, a Delaware limited liability company, known to me to be such authorized signatory on behalf of QRE Operating, LLC, such limited liability company being a party to the foregoing instrument, and this instrument was acknowledged before me on this day, by the foregoing individual, in his capacity as an officer of such limited liability company.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Texas, on the day and year first above written.

Notary Public in and for the State of Texas

Exhibit A
Part 1 — Leases

		Original		Effective	Book/
Unique ID	Field Name	Lessor/Grantor	Original Lessee/Grantee	Date	Volume	Page	State	County

[SAMPLE]
Exhibit A-1

Exhibit A
Part 2 — Wells

Aries Propnum	API	County	State	Field Name	Well #	Well name

[SAMPLE]
Exhibit A-2

EXHIBIT C
[Form of Overriding Royalty Interest Conveyance]

Exhibit C
OVERRIDING ROYALTY INTEREST CONVEYANCE

STATE OF FLORIDA	§
COUNTY OF	§
Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), Quantum Resources B, LP, a Delaware limited partnership (“QRB”), Quantum Resources C LP, a Delaware limited partnership (“QRC”), QAB Carried WI, LP, a Delaware limited partnership (“QAB”), QAC Carried WI, LP, a Delaware limited partnership (“QAC”), and Black Diamond Resources, LLC, a Delaware limited liability company (“Black Diamond” and, together with QRA, QRB, QRC, QAB and QAC, “Assignor”), each of whose address is 1401 McKinney Street, Suite 2400, Houston, Texas 77010, for good and valuable consideration, the receipt of which is hereby acknowledged, effective as of 12:01 a.m. on ___________ (the “Effective Time”) does hereby GRANT unto QRE Operating, LLC, a Delaware limited liability company, whose address is 1401 McKinney Street, Suite 2400, Houston, Texas 77010 (“Assignee”) an overriding royalty interest in, to and under each of the oil and gas leases described on Exhibit A attached hereto (collectively the “Leases”, individually a “Lease”) equal to 8.05% of 8/8ths in and to the Oil Hydrocarbons (as hereinafter defined) in and under and that may be produced and saved from the Leases (the “ORRI”) subject to the terms and provisions set forth herein.
     As used herein, (i) “Contribution Agreement” shall mean that certain Contribution, Conveyance and Assumption Agreement, dated as of [________], among Assignor, Assignee, QRE GP, LLC and QR Energy, LP, and (ii) “Oil Hydrocarbons” shall mean crude petroleum oil only, excluding any natural gas liquids or gaseous hydrocarbons produced in connection therewith. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Contribution Agreement.
     The ORRI is subject to all applicable laws, rules, regulations and orders of Governmental Authorities.
     The ORRI is a non-operating, non-expense-bearing overriding royalty interest in the nature of an interest in real and/or immovable property, free of all cost, risk and expense of production and operations and delivery including all drilling, developing, operating and transportation costs and expenses, provided that the valuation of the Oil Hydrocarbons attributable to the ORRI shall be made in the same manner and under the same conditions as is provided in said Leases for the payment and delivery of royalties to the lessors under the applicable Lease. In addition, Assignee shall bear and pay all production and ad valorem taxes that may now or hereafter be applicable to the ORRI or the production of Oil Hydrocarbons attributable thereto. In no event shall Assignee ever be liable or responsible in any way for the payment of any costs, expenses, or liabilities attributable to the Leases (or any part thereof) or incurred in connection with the production, saving or delivery of Oil Hydrocarbons produced related thereto. Assignor agrees to tender payment of the ORRI to Assignee at the same time and in the same manner as royalty payments are made to the lessor under the applicable Lease. This Overriding Royalty Interest Conveyance (this “Conveyance”) is an absolute conveyance of an interest in real and/or immovable property.

     The ORRI shall not apply to, and in any event shall not be paid or accrued upon, any Oil Hydrocarbon used for operating, development or production purposes upon the lands covered by the Leases or unavoidably lost, and the ORRI shall not apply to and shall not be paid with respect to Oil Hydrocarbons used in re-pressuring or recycling operations or pressure maintenance operations benefiting the lands covered by the Leases.
     If Assignor owns less than 100% of the leasehold interest under a Lease, or in the event a Lease covers less than the full fee mineral estate, then the ORRI shall be reduced proportionately with respect to Assignor’s interest in such Lease or the partial fee mineral interest covered by such Lease.
     Subject to prior calls on production or other such commitments existing as of the date hereof, Assignee may elect to receive the ORRI in kind if it so elects by giving Assignor at least 30 days advance written notice. If Assignee elects to take its Oil Hydrocarbons attributable to the ORRI in kind then as between Assignor and Assignee, Assignor shall be in exclusive control and possession of the Oil Hydrocarbons produced related to the ORRI delivered hereunder and responsible for any loss, damage or injury caused thereby until the same shall have been delivered to Assignee at the agreed delivery point for such Oil Hydrocarbons, after which delivery Assignee shall be deemed to be in exclusive control and possession thereof and responsible for any loss, injury, or damage caused thereby. To the extent it has the legal and contractual right to do so, Assignor hereby grants to Assignee easements and rights-of-way over and across the Leases and lands pooled, communitized and/or unitized therewith, together with rights of ingress and egress, for the purposes of receiving, accepting, and taking the ORRI, and to the extent necessary, the construction, maintenance, operation, and repair, of pipelines, metering stations, and any and all other facilities and appurtenances necessary or useful related to the receipt, transportation, measurement, treatment, and marketing of the ORRI.
     The ORRI shall be free of (and without deduction therefrom of) any and all royalties and other burdens on production and shall bear no part of the same. Assignor’s retained leasehold interests shall be burdened with, and Assignor shall be responsible for the timely payment of all such royalties, overriding royalties, and other burdens on production, and Assignor shall defend, indemnify, and hold Assignee harmless from and against any loss or claim with respect to any such royalties, overriding royalties, or other burdens on production or any claim by the owners or holders of such royalties, overriding royalties, or other burdens on production.
     The ORRI shall be applicable to any renewal, extension, or new lease taken or acquired by Assignor, or its successors or assigns, within two years after the date of termination of the Leases covering all or any part of the same property and Oil Hydrocarbons minerals.
     Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the grant of the ORRI pursuant to this Assignment is made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, advance claims and all laws, rules, regulations, ordinances, judgments and orders of Governmental Authorities or tribunals having or asserting jurisdiction over the ORRI and operations conducted in connection with the Leases, in each case to the extent the same are valid and enforceable and affect the ORRI, including all matters that a current survey or visual inspection of the Leases would reflect.

     EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE LEASES, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE LEASES GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE PROPERTIES UNDERLYING THE LEASES, (B) THE INCOME TO BE DERIVED FROM THE ORRI, (C) THE SUITABILITY OF THE LEASES FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE LEASES OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE LEASES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE LEASES AND RELATED PROPERTIES, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF SUCH AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ORRI OR THE LEASES FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE GRANT OF THE ORRI AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ORRI IS GRANTED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ORRI THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.
     Each of Assignor and Assignee agrees that the disclaimers contained in the immediately preceding paragraph are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “grant,” “transfer,” “deliver” or “set over” or any of them or any other words used in this ORRI conveyance document are hereby expressly disclaimed, waived or negated.
     Assignor and Assignee acknowledge that pursuant to the Contribution Agreement (a) each Assignor agreed to contribute, assign, transfer, set over and deliver to QR Energy, LP (the

“Partnership”) all of its right, title and interest to and in the MLP Assets (as defined in the Contribution Agreement), including the ORRI, as a capital contribution, and (b) the Partnership has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest to and in the MLP Assets, including the ORRI, as a capital contribution, upon the terms set forth in the Contribution Agreement. For convenience and recording purposes, the Partnership requested that each Assignor convey directly to Assignee all of its right, title and interest to and in the MLP Assets, including the ORRI.
     All recording references in Exhibit A are to the appropriate records of the counties in which the Leases are located.
     THIS CONVEYANCE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.
     This Conveyance shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     This Conveyance may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto. Exhibit A may be redacted for filing in each county, such that the exhibit filed in any county will describe only those Leases located in such county.
[Remainder of page intentionally blank. Signature page follows.]

Exhibit C
     EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.
Signature Page to
Conveyance of ORRI

ASSIGNOR:

QUANTUM RESOURCES A1, LP

By:	The Quantum Aspect Partnership, LP,
its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its sole member

By:
Name:
Title:

QUANTUM RESOURCES B, LP

By:	The Quantum Aspect Partnership, LP,
its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its sole member

By:
Name:
Title:

QUANTUM RESOURCES C, LP

By:	The Quantum Aspect Partnership, LP,
its general partner
By:	QA GP, LLC, its general partner
By:	QA Holdings, LP, its sole member

By:
Name:
Title:

QAB CARRIED WI, LP

By:	Black Diamond GP, LLC, its general partner
By:	Black Diamond Resources 2, LLC, its sole member

By:
Name:
Title:

QAC CARRIED WI, LP

By:	Black Diamond GP, LLC, its general partner
By:	Black Diamond Resources 2, LLC, its sole member

By:
Name:
Title:

BLACK DIAMOND RESOURCES, LLC

By:
Name:
Title:

ASSIGNEE:

QRE OPERATING, LLC

By:

By:
Name:
Title:

Prepared By:	Return To:
Robin Fredrickson	____________
Vinson & Elkins L.L.P.	____________
1001 Fannin, Suite 2500	____________
Houston, TX 77002	____________
(713) 758-2222	____________

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     The foregoing instrument was acknowledged before me this [date] by __________________, the _____________ of QA Holdings, LLC, a Delaware limited liability company, the sole member of QA GP, LLC, a Delaware limited liability company, the general partner of The Quantum Aspect Partnership, LP, a Delaware limited partnership, the general partner of Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), known to me to be such authorized signatory on behalf of QRA, such limited partnership being a party to the foregoing instrument.
          IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Texas, on the day and year first above written.

Notary Public in and for the State of Texas

EXHIBIT A
[Oil & Gas Leases and NRI]